PURCHASE AND SALE AGREEMENT





                                 by and between





                                INTELLIGROUP, INC





                                       and





                                 SHAREHOLDERS OF





                           AZIMUTH CONSULTING LIMITED,
             AZIMUTH HOLDINGS LIMITED, BRAITHWAITE RICHMOND LIMITED





                                       and





                           AZIMUTH CORPORATION LIMITED



                              Dated: November 1998

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----


ARTICLE 1.  DEFINITIONS......................................................1

1.1. DEFINED TERMS...........................................................1
1.2. INTERPRETATION PROVISIONS...............................................6

ARTICLE 2.  THE ACQUISITION..................................................7

2.1. THE ACQUISITION.........................................................7
2.2. PURCHASE AND SALE; ESCROW...............................................7
2.3. DIRECTORS...............................................................8
2.4. TAKING OF NECESSARY ACTION; FURTHER ACTION..............................8

ARTICLE 3.  REPRESENTATIONS AND WARRANTIES OF the AZIMUTH SHAREHOLDERS
AND THE AZIMUTH COMPANIES....................................................8

3.1. ORGANIZATION OF THE AZIMUTH COMPANIES...................................8
3.2. OWNERSHIP OF THE AZIMUTH SHARES; TITLE..................................9
3.3. SHAREHOLDERS' AGREEMENTS, ETC...........................................9
3.4. AUTHORIZATION..........................................................10
3.5. DIRECTORS..............................................................10
3.6. BANK ACCOUNTS..........................................................10
3.7. REAL PROPERTY..........................................................10
3.8. PERSONAL PROPERTY......................................................10
3.9. ENVIRONMENTAL MATTERS..................................................11
3.10. CONTRACTS.............................................................12
3.11. NO CONFLICT OR VIOLATION; CONSENTS....................................13
3.12. PERMITS...............................................................13
3.13. FINANCIAL STATEMENTS; BOOKS AND RECORDS...............................13
3.14. ABSENCE OF CERTAIN CHANGES OR EVENTS..................................15
3.15. LIABILITIES...........................................................16
3.16. LITIGATION............................................................17
3.17. LABOR MATTERS.........................................................17
3.18. EMPLOYEE BENEFIT PLANS................................................17
3.19. TRANSACTIONS WITH RELATED PARTIES.....................................17
3.20. COMPLIANCE WITH LAW...................................................17
3.21. INTELLECTUAL PROPERTY.................................................18
3.22. INSURANCE.............................................................18
3.23. ACCOUNTS RECEIVABLE...................................................18
3.24. CUSTOMERS.............................................................19
3.25. BROKERS; TRANSACTION COSTS............................................19
3.26. NO OTHER AGREEMENTS TO SELL THE AZIMUTH COMPANIES OR THE ASSETS.......19
3.27. CERTAIN SECURITIES LAWS REPRESENTATIONS...............................19
3.28. YEAR 2000 COMPLIANCE..................................................20
3.29  AZIMUTH NAME..........................................................20
3.30. RESTRAINT OF TRADE....................................................20
3.31  EXCEPTIONS............................................................22
3.32. CIRCMSTANCES OF CLAIM.................................................22
3.33  NON-TRADING...........................................................22
3.34. INSURANCE.............................................................22
3.35  NO ACCEPTANCE.........................................................23


ARTICLE 4.  REPRESENTATIONS AND WARRANTIES OF INTELLIGROUP..................23

4.1. ORGANIZATION...........................................................23
4.2. CAPITALIZATION.........................................................23
4.3. AUTHORIZATION..........................................................24

                               TABLE OF CONTENTS                          ii

                                                                       Page
                                                                       ----

4.4. NO CONFLICT OR VIOLATION; CONSENTS.....................................24
4.5. REPORTS AND FINANCIAL STATEMENTS.......................................24
4.6. ABSENCE OF CERTAIN CHANGES OR EVENTS...................................24
4.7. S-3 ELIGIBILITY........................................................25
4.8. CERTAIN SECURITIES LAW REPRESENTATIONS.................................25

ARTICLE 5.  CONDITIONS TO AZIMUTH SHAREHOLDERS' OBLIGATIONS.................25

5.1. REPRESENTATIONS, WARRANTIES AND COVENANTS..............................25
5.2. CONSENTS...............................................................25
5.3. NO COURT ORDERS........................................................25
5.4. CLOSING DOCUMENTS......................................................25

ARTICLE 6.  CONDITIONS TO INTELLIGROUP'S OBLIGATIONS........................26

6.1. REPRESENTATIONS, WARRANTIES AND COVENANTS..............................27
6.2. CONSENTS...............................................................27
6.3. NO ACTIONS OR COURT ORDERS.............................................27
6.4. CLOSING DOCUMENTS......................................................27
6.5. EXEMPTION UNDER FEDERAL AND STATE SECURITIES LAWS......................27
6.6. STATEMENT OF FINANCIAL POSITION........................................27
6.7. POOLING ACCOUNTING TREATMENT...........................................27
6.8. SHAREHOLDER CONSENT....................................................27
6.9. DELIVERY OF CERTIFICATES...............................................27
6.10. BOARD OF DIRECTORS APPROVAL...........................................27
6.11. MATERIAL ADVERSE CHANGE...............................................27

ARTICLE 7.  COVENANTS OF THE PARTIES........................................27

7.1. BOTH AZIMUTH SHAREHOLDERS'COVENANTS....................................27
7.2.INTELLIGROUP COVENANTS..................................................27

ARTICLE 8.  CLOSING.........................................................28

8.1. DELIVERIES BY AZIMUTH SHAREHOLDERS TO INTELLIGROUP.....................28
8.2. DELIVERIES BY INTELLIGROUP.............................................29

ARTICLE 9.  INDEMNIFICATION OF the AZIMUTH SHAREHOLDERS AND INTELLIGROUP....29

9.1. SURVIVAL OF REPRESENTATIONS, ETC.......................................29
9.2. INDEMNIFICATION........................................................30
9.3. NO RIGHT OF CONTRIBUTION...............................................31
9.4. PROCEDURE FOR CLAIMS...................................................31
9.5. INSURANCE CLAIM........................................................32

ARTICLE 10.  MISCELLANEOUS..................................................32

10.1. ASSIGNMENT............................................................32
10.2. NOTICES...............................................................32
10.3. CHOICE OF LAW.........................................................33
10.4. DESCRIPTIVE HEADINGS..................................................33
10.5. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS..............................33
10.6. COUNTERPARTS..........................................................33
10.7. INVALIDITY............................................................34
10.8. EXPENSES..............................................................34
10.9. PUBLICITY.............................................................34
10.10. NO THIRD PARTY BENEFICIARIES.........................................34
10.11 GOOD FAITH............................................................34

LIST OF SCHEDULES...........................................................36

ANNEX I - AZIMUTH SHAREHOLDERS..............................................36

                               TABLE OF CONTENTS                          iii

                                                                       Page
                                                                       ----

ANNEX II - STOCK CERTIFICATES TO BE DELIVERED...............................37


EXHIBIT A - ESCROW AGREEMENT................................................38


EXHIBIT B - TAX DEED........................................................39


EXHIBIT C - AFFILIATE LETTER................................................40


EXHIBIT D - SHAREHOLDERS' LOANS.............................................41

                           PURCHASE AND SALE AGREEMENT

     AGREEMENT OF PURCHASE AND SALE dated as of November 25, 1998 (the "Agreement"), among Intelligroup, Inc., a New Jersey corporation ("Intelligroup"), Azimuth Consulting Limited, Azimuth Holdings Limited, Braithwaite Richmond Limited and Azimuth Corporation Limited and the shareholders of each of Azimuth Consulting Limited ("Azimuth Consulting"), Azimuth Holdings Limited ("Azimuth Holdings") Braithwaite Richmond Limited ("BRL") and Azimuth Corporation Limited ("Azicorp") each a company formed pursuant to the laws of New Zealand, listed on Annex 1 hereto (collectively, "the Azimuth Shareholders").

                                   WITNESSETH:

     WHEREAS, the Board of Directors of Intelligroup has determined that it is advisable and in the best interests of its shareholders for Intelligroup to acquire all of the outstanding shares of each of the Azimuth Companies owned by the Azimuth Shareholders (the "Azimuth Shares") upon the terms and subject to the conditions set forth herein;

     WHEREAS, in furtherance of such acquisition, the Board of Directors of Intelligroup has approved the acquisition of the Azimuth Shares by Intelligroup (the "Acquisition"), upon the terms and subject to the conditions set forth herein;

     WHEREAS, pursuant to the Acquisition, the Azimuth Shares shall be acquired by Intelligroup in exchange for the consideration set forth in Section 2.2 hereof upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Intelligroup and the Azimuth Shareholders hereby agree as follows:

                                   ARTICLE 1.

                                  DEFINITIONS

     1.1. DEFINED TERMS. As used herein, the terms below shall have the following meanings:

     "AFFILIATE" of a Person means any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "ANCILLARY AGREEMENTS" means the Escrow Agreement, the Deed of Assignment of Shareholders Loans and the Tax Deed.

     "ASSETS"  means  the  right,  title  and  interest  of each of the  Azimuth
Companies in and to its properties, assets and rights of any kind, whether tangible or intangible, real or personal, including without limitation the right, title and interest in the following:

            (a)   all Contracts and Contract Rights;

            (b)   all Fixtures and Equipment;

            (c)   all Books and Records;

            (d)   all Proprietary Rights;

            (e)   all Permits;

            (f)   all cash, accounts receivable, deposits and prepaid expenses;
                  and

            (g)   all goodwill.

     "AVERAGE SHARE PRICE" means, as of any date of determination, the average of the closing prices of Intelligroup Stock on the Nasdaq National Market as reported in the Wall Street Journal for the 20 trading days ending on the day which is three trading days prior to such date of determination.

     "AZIMUTH COMPANIES" means collectively each of Azimuth Consulting, Azimuth Holdings, BRL and Azicorp and each of their respective Subsidiaries.

     "AZIMUTH FINANCIAL STATEMENTS" means collectively, the Statement of Financial Position and the Statement of Financial Performance of each of the Azimuth Companies for the seven month period ended on the Statement of Financial Position Date, together with the report of Horwath Wellington thereon.

     "AZIMUTH SHAREHOLDERS' LOANS" means the Azimuth Shareholders' current accounts owing by BRL as at Closing, being as follows:
                              (a) to David Stott, - NZ$446,406.95

                              (b) to Alexander Wilson - NZ$496,433.97.

     "BOOKS AND RECORDS" means (a) all product, business and marketing plans, sales and promotional literature and artwork relating to the Assets or the Business, (b) all books, records, lists, ledgers, financial data, files, reports, product and design manuals, plans, drawings, technical manuals and operating records of every kind relating to the Assets or the Business (including records and lists of customers, distributors, suppliers and personnel) and (c) all telephone, fax numbers, email addresses, and websites used in the Business, in each case whether maintained as hard copy or stored in computer memory and whether owned by any of the Azimuth Companies or any of their Subsidiaries or Affiliates, but excludes the Azimuth Shareholders' personal email addresses and personal telephone numbers, except that if such personal email addresses contain the name "Azimuth", the Azimuth Shareholders shall change their personal email address to a dissimilar name.

     "BUSINESS" means the business and operations of the Azimuth Companies consisting of business and management consultancy services, including without limitation, business planning, feasibility studies, management consultancy, business re-engineering, organization reviews and change management as carried on by the Azimuth Companies at Closing.

     "CLOSING" has the meaning set forth in Section 2.1(a).

     "CLOSING DATE" means the date of the Closing.

     "CONSENTS" means any and all Permits and any and all consents, approvals or waivers from third parties that are required for the consummation of the transactions contemplated by this Agreement.

     "CONTRACT RIGHTS" means all rights and obligations under the Contracts.

     "CONTRACTS" means all agreements, contracts, leases (whether for real or personal property), purchase orders, undertakings, covenants not to compete, employment agreements, confidentiality agreements, licenses, instruments, obligations and commitments to which any of the Azimuth

Companies is a party or by which any of the Azimuth Companies or any of the Assets are bound or affected, whether written or oral.

     "COURT ORDER" means any judgment, decision, consent decree, injunction, ruling or order of any foreign, federal, state or local court or governmental agency, department or authority that is binding on any Person or its property under applicable law.

     "DEED OF ASSIGNMENT OF SHAREHOLDERS' LOANS" means a deed in the form attached as Exhibit D.

     "DEFAULT" means (a) a breach of or default under any Contract, (b) the occurrence of an event that with the passage of time or the giving of notice or both would constitute a breach of or default under any Contract or (c) the occurrence of an event that with or without the passage of time or the giving of notice or both would give rise to a right of termination, renegotiation or acceleration under any Contract.

     "EMPLOYEES" means all Persons employed by the Azimuth Companies on a full or part-time basis as of the Closing Date.

     "ENCUMBRANCE" means any claim, lien, pledge, option, charge, easement, security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

     "ENVIRONMENTAL CONDITIONS" means the state of the environment, including natural resources (e.g., flora and fauna), soil, surface water, ground water, any drinking water supply, subsurface strata or ambient air, relating to or arising out of the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, disposal, dumping or threatened release of Hazardous Substances by any of the Azimuth Companies or any of its predecessors or successors in interest, or by its agents, representatives, employees or independent contractors when acting in such capacity on behalf of any of the Azimuth Companies. With respect to Environmental Claims by third parties, Environmental Conditions also include the exposure of persons to Hazardous Substances at the work place or the exposure of persons or property to Hazardous Substances migrating from or otherwise emanating from or located on property owned or occupied by any of the Azimuth Companies.

     "ENVIRONMENTAL LAWS" means all applicable central and local government laws, all rules or regulations promulgated thereunder, and all orders, consent orders, judgments, notices, permits or demand letters issued, promulgated or entered pursuant thereto, relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata), including, without limitation, (i) laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, industrial materials, wastes or other substances into the environment and (ii) laws relating to the identification, generation, manufacture, processing, distribution, use, treatment, storage, disposal, recovery, transport or other handling of pollutants, contaminants, chemicals, industrial materials, wastes or other substances. Environmental Laws shall include, without limitation, applicable New Zealand environmental laws being any statute, rule, regulation, statutory instrument, treaty, directive, direction, decision, by-law, code of practice, circular, guidance note, order, notice, demand, injunction, rule of common law or statutory or common law, duty of care of (in each case) any governmental authority or agency or any regulatory or other body (whether in New Zealand or otherwise) in relation to Environmental Conditions.

     "ESCROW AGENT" means the escrow agent under the Escrow Agreement, or any successor agent designated in accordance with the terms of the Escrow Agreement.

     "ESCROW  AGREEMENT"  means the Escrow  Agreement  to be entered  into among
Intelligroup,   each  of  the  Azimuth   Shareholders   and  the  Escrow   Agent
substantially in the form of Exhibit A hereof.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

     "FACILITIES" means all commercial offices, stores, administration buildings and all real property and related facilities used by any of the Azimuth Companies all as identified or listed on Schedule 3.7.

     "FIXTURES AND EQUIPMENT" means all of the furniture, fixtures, furnishings, machinery, computer hardware, and other tangible personal property owned or used by any of the Azimuth Companies wherever located and including any such Fixtures and Equipment in the possession of any of the suppliers to the Azimuth Companies or the Azimuth Shareholders.

     "HAZARDOUS SUBSTANCES" means all pollutants, contaminants, chemicals, wastes, and any other carcinogenic, ignitable, corrosive, reactive, toxic or otherwise hazardous substances or materials (whether solids, liquids or gases) subject to regulation, control or remediation under Environmental Laws. By way of example only, the term Hazardous Substances includes petroleum, urea formaldehyde, flammable, explosive and radioactive materials, PCBs, pesticides, herbicides, asbestos, sludge, slag, acids, metals, solvents and waste waters.

     "INTELLIGROUP STOCK" means the common stock, par value US$.01 per share, of Intelligroup.

     "KNOWLEDGE" or "TO THE KNOWLEDGE" of a party (or similar phrases) means to the extent of matters which are actually known by such party having made due enquiry.

     "LIABILITY" means any direct or indirect liability, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any Person of any type, whether accrued, absolute, contingent, matured, unmatured, liquidated, unliquidated, known or unknown.

     "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" or a similar phrase means, with respect to any Person, (a) any material adverse effect on or change with respect to (i) the business, operations, assets (taken as a whole), liabilities (taken as a whole), condition (financial or otherwise) or results of operations, of such Person, taken as a whole, or (ii) the right or ability of such Person to consummate any of the transactions contemplated hereby or (b) any event or condition which, with the passage of time, the giving or receipt of notice or the occurrence or nonoccurrence of any other circumstance, action or event, would reasonably be expected to constitute a "Material Adverse Effect" on or "Material Adverse Change" with respect to such Person.

     "MATERIAL CONTRACTS" means Contracts that a reasonable purchaser of the Business would expect to be made aware of in making its decision as to whether or not it should acquire such Business and/or in assessing the consideration payable for such Business. "New Zealand GAAP" means generally accepted New Zealand accounting principles.

     "NEW ZEALAND FINANCIAL REPORTING ACT" means the Financial Reporting Act 1993 (NZ).

     "PERMITTED ENCUMBRANCES" means (a) liens for Taxes or governmental charges or claims (i) not yet due and payable, or (ii) being contested in good faith, if a reserve or other appropriate provision, if any, as shall be required by U.S. GAAP or New Zealand GAAP, as applicable, shall have been made therefor, (b) statutory liens of landlords, liens of carriers, warehouse persons, mechanics and material persons and other liens imposed by law incurred in the ordinary course of business for sums (i) not yet due and payable, or (ii) being contested in good faith, if a reserve or other appropriate provision, if any, as shall be required by U.S. GAAP or New Zealand GAAP, as applicable, shall have been made therefor, (c) or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations, in each case in the ordinary course of business, consistent with past practice, and (d) easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case, which do not interfere with the ordinary conduct of business of the Azimuth Companies and do not materially detract from the value of the property upon which such encumbrance exists.

     "PERMITS"   means   all   licenses,   permits,    franchises,    approvals,
authorizations, consents or orders of, or filings with, any governmental authority, whether foreign, federal, state or local, necessary or desirable for the past, present or anticipated conduct or operation of the Business or ownership of the Assets of such Person.

     "PERSON"  means any  person or  entity,  whether  an  individual,  trustee, corporation, limited liability company, general partnership, limited partnership, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority or any similar entity.

     "PROPRIETARY RIGHTS" means all (a) NZ and foreign patents, patent applications, patent disclosures and improvements thereto, including petty patents and utility models and applications therefor, (b) NZ and foreign trademarks, service marks, trade dress, logos, trade names and corporate names and the goodwill associated therewith and registrations and applications for registration thereof, (c) NZ and foreign copyrights and registrations and applications for registration thereof, (d) NZ and foreign mask work rights and registrations and applications for registration thereof, (e) Trade Secrets, (f) other proprietary rights, (g) copies and tangible embodiments thereof (in whatever form or medium) and (h) licenses granting any rights with respect to any of the foregoing.

     "REGULATIONS" means any laws, statutes, ordinances, regulations, rules, notice requirements, court decisions, agency guidelines, principles of law and orders of any central or local government and any other governmental department or agency, including without limitation energy, motor vehicle safety, public utility, zoning, building and health codes, Environmental Laws, occupational safety and health and laws respecting employment practices, employee documentation, terms and conditions of employment and wages and hours.

     "RELATED PARTY" means (i) any of the Azimuth Companies' directors and shareholders, and any directors, partners, associates or relatives of such directors and shareholders, and (ii) any Person in which the Azimuth Companies or any Azimuth Shareholder or any Affiliate, associate or relative of any such Person has any direct or indirect interest.

     "REPRESENTATIVE" of any Person means any officer, director, principal, attorney, agent, employee or other representative of such Person.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "STATEMENT OF FINANCIAL POSITION" means the statement of financial position of each of the Azimuth Companies as of the Statement of Financial Position Date.

     "STATEMENT OF FINANCIAL POSITION DATE" means October 31, 1998.

     "SUBSIDIARY" or "SUBSIDIARIES" means, with respect to any Person, (a) any corporation of which at least 50% of the securities or interests having, by their terms, ordinary voting power to elect members to the board of directors, or other persons performing similar functions with respect to such corporation, is held, directly or indirectly, by such Person, (b) any partnership or limited liability company of which (i) such Person is a general partner or managing member or (ii) such person possesses a 50% or greater interest in the total capital or total income of such partnership or limited liability company.

     "TAX DEED" means the deed to be entered into between both of the Azimuth Shareholders and Intelligroup, in the form of Exhibit B hereof.
                                              ----------

     "TRADE  SECRETS"  means  all  trade  secrets  and   confidential   business
information (including ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, research and development information, software, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information).

     "U.S. GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the facts and circumstances on the date of determination.

     1.2.   INTERPRETATION PROVISIONS.

            (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule and exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The term "or" is disjunctive but not necessarily exclusive. The terms "include" and "including" are not limiting and mean "including without limitation."

            (b) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

            (c) References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

            (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

            (e) The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against either party.

            (f) The annexes, schedules and exhibits to this Agreement are a material part hereof and shall be treated as if fully incorporated into the body of the Agreement.

            (g) Unless otherwise indicated in this Agreement (except for the Schedules), all references to "$" or "$US" "dollars" shall refer to United States dollars, and all references to "NZ$" shall refer to New Zealand dollars.

            (h) Unless otherwise indicated, all references to "$" or "NZ$" in the Schedules shall refer to New Zealand Dollars.

                                   ARTICLE 2.

                                THE ACQUISITION

     2.1.   THE ACQUISITION.

            (a) EFFECTIVE TIME. Subject to the satisfaction or waiver, if permissible, of the conditions set forth in Articles 5 and 6, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place (i) at the offices of Kensington Swan, 89 The Terrace, Wellington, New Zealand, on November 25 (United States time) and November 26 (New Zealand time), 1998 or
(ii) at such other time, date or place as Intelligroup and both of the Azimuth Shareholders may mutually agree.

            (b) AZIMUTH SHARES CLOSING. At the Closing, and subject to and upon the terms and conditions of this Agreement, both of the Azimuth Shareholders agrees to sell to Intelligroup, and Intelligroup agree to purchase the Azimuth Shares from both of the Azimuth Shareholders.

            (c) SHAREHOLDERS LOANS CLOSING: At the Closing, and subject to and upon the terms and conditions of this Agreement, Intelligroup agrees to take an assignment from the Azimuth Shareholders of the Azimuth Shareholders Loans in accordance with the Deed of Assignment of Shareholders Loans.

     2.2.   PURCHASE AND SALE; At the Closing:

            (a) ACQUISITION OF SECURITIES. Subject to the escrow agreement set forth in Section 2.2(b) hereof and the proviso to this section, the Azimuth Shareholders shall receive in consideration for the acquisition of the Azimuth Shares, 874,796 validly issued, fully paid shares Intelligroup Stock restricted in accordance with the second paragraph of this section 2.2(a) and in addition the Azimuth Shareholders shall receive in consideration for the assignment of the Azimuth Shareholders Loans, 28,132 validly issued, fully paid shares of Intelligroup Stock restricted in accordance with the second paragraph of this section 2.2(a) (the "Aggregate Consideration") The Acquisition Shares, each as hereinafter defined, delivered by Intelligroup to the Azimuth Shareholders shall be allocated fifty percent (50%) to each of David Anthony Stott and Alexander Graham Wilson in accordance with their respective ownership interests in the Azimuth Companies of which they are Shareholders.

     The Intelligroup Stock described above shall be "restricted" under SEC Rule 144 prior to the effective date of registration of the Securities under the Securities Act, but shall not be subject to any other restriction on transfer by contract other than restrictions on trading Intelligroup Stock until Intelligroup has reported operating results which reflect a minimum of 30 days operations as a combined entity. The shares of Intelligroup Stock issued to the Azimuth Shareholders in connection with the Acquisition pursuant to this Agreement are sometimes referred to herein as the "Acquisition Shares."

     (b)    ESCROW.   At the Closing,  Intelligroup shall  deliver to the Escrow
Agent 90,294 Acquisition Shares (the "Escrow Shares") in accordance with the terms and conditions of the Escrow

Agreement. Any Intelligroup Indemnified Party (as defined in Section 9.2 hereof) shall be entitled to delivery from the Escrow Agent the aggregate amount of Escrow Shares determined in accordance with the Escrow Agreement. Except for Escrow Shares equal to the amount of Claims (as defined in Section 9.4) by Intelligroup Indemnified Parties that may be pending at such time, the Azimuth Shareholders shall be entitled to delivery from the Escrow Agent on the first anniversary of the Closing Date of the Escrow Shares that has not been delivered to, and is not subject to outstanding Claims or required to have been delivered to, Intelligroup Indemnified Parties pursuant to this Agreement or the Escrow Agreement on or prior to such date.

     2.3. DIRECTORS: Each of David Anthony Stott, Alexander Graham Wilson and Roger Holmes Miller shall resign as a director and/or officer, as applicable, of the Azimuth Companies at the Closing and the resignations shall incorporate an acknowledgment that they have no claim against any of the Azimuth Companies whatsoever.

     2.4. TAKING OF NECESSARY ACTION; FURTHER ACTION. Each of Intelligroup and both of the Azimuth Shareholders will take all such reasonable lawful action as may be necessary or appropriate in order to effect the Acquisition in accordance with this Agreement as promptly as practicable. If, at any time after the Closing, any such further action is necessary or desirable to carry out the purposes of this Agreement, to vest Intelligroup with full right, title and possession to the Azimuth Shares and to vest the Azimuth Shareholders with full right, title and possession of the Acquisition Shares, the directors of Intelligroup and the Azimuth Shareholders (as appropriate) immediately prior to the Closing are fully authorized to take, and will take, all such lawful and necessary action.

                                   ARTICLE 3.

         REPRESENTATIONS AND WARRANTIES OF BOTH AZIMUTH SHAREHOLDERS AND
                             THE AZIMUTH COMPANIES

     In consideration of Intelligroup entering into this Agreement, both of the Azimuth Shareholders hereby make, jointly and severally, and each of the Azimuth Companies makes as of the date hereof, the following representations and warranties to Intelligroup, except as otherwise set forth in written disclosure schedules (the "Schedules") delivered to Intelligroup on or prior to the date hereof, a copy of which is attached hereto, except that the representations and warranties made in Section 3.1 are made by both of the Azimuth Shareholders as to his Azimuth Shares only and not jointly and severally. The Schedules are numbered to correspond to the various sections of this Article 3 setting forth certain exceptions to the representations and warranties contained in this
Article 3 and certain other information called for by this Agreement. Unless otherwise specified, no disclosure made in any particular Schedule shall be deemed made in any other Schedule unless expressly made therein (by cross-reference or otherwise), unless, and only to the extent, that it would fairly be understood to contain information which also is applicable to another representation and warranty in this Article 3.

     3.1. ORGANIZATION OF THE AZIMUTH COMPANIES. Each of the Azimuth Companies is a company duly organized, validly existing and in good standing under the laws of New Zealand EXCEPT THAT Azimuth Holdings Pty Limited and Azimuth Consulting Australia Pty Limited are duly and validly incorporated in Australia and that Azimuth Consulting Philippines Inc is duly and validly incorporated in the Philippines. Except as disclosed in Schedule 3.1, each of the Azimuth Companies has full corporate power and authority to conduct the Business as it is presently being conducted and to own or lease, as applicable, the Assets owned or leased by it. Each of the Azimuth Companies is duly qualified to do business in each country in which it is conducting business and is in good standing in each jurisdiction in which such qualification is necessary under applicable law as a result of the conduct of the Business or the ownership of its properties and where the failure to be so qualified would have a Material Adverse Effect on the Azimuth Companies taken as a whole.

            CAPITALIZATION OF THE AZIMUTH COMPANIES.

            (a) The share capital of Azimuth Consulting consists of 310,000 ordinary shares of which 310,000 shares are issued. Schedule 3.1(a) sets forth the name of each holder of shares of Azimuth Consulting, as well as the number of shares of Azimuth Consulting held by each such holder and the date of issuance.

            (b) The share capital of Azimuth Holdings consists of 100 ordinary shares of which 100 shares are issued. Schedule 3.1(b) sets forth the name of each holder of shares of Azimuth Holdings, as well as the number of shares of Azimuth Holdings held by each such holder and the date of issuance.

            (c) The share capital of BRL consists of 100 ordinary shares of which 100 shares are issued. Schedule 3.1(c) sets forth the name of each holder of shares of BRL, as well as the number of shares of BRL held by each such holder and the date of issuance.

            (d)_ The share capital of Azicorp consists of 100 ordinary shares of which 100 shares are issued. Schedule 3.1(d) sets forth the name of each holder of shares of Azicorp, as well as the number of shares of Azicorp held by each such holder and the date of issuance.

            (e)  There  are  no  outstanding  options,   warrants,   convertible
securities or rights of any kind to purchase or otherwise acquire any shares of capital stock or other securities of any of the Azimuth Companies.

            (f) All issued Azimuth Shares are validly issued, fully paid and not subject to any preemptive or other rights created by statute, the Azimuth Companies' respective Constitution or any Contract or otherwise. The Azimuth Shares have been issued in compliance with the Companies Act 1993 in relation to New Zealand incorporated Azimuth Companies, the Corporations Law in respect of Australian incorporated Companies and the equivalent legislation in respect of Azimuth Consulting Philippines, Incorporated.

            (g) All of the issued and outstanding shares of each of the Subsidiaries set forth on Schedule 3.1(g) hereto are validly issued and fully paid and lawfully owned of record (and in relation to Azimuth Consulting Philippines, Inc only, beneficially owned as set out in schedule 3.3)) by the Azimuth Companies set forth therein free and clear of any Encumbrances together with all rights and benefits now attached or attaching thereto as from the Statement of Financial Position Date including the right to all dividends and distributions.

            (h) Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal or right of any Person to cause any redemption of the Azimuth Shares or the merger or consolidation of any of the Azimuth Companies with or into any other entity.

     3.2. OWNERSHIP OF THE AZIMUTH SHARES; TITLE. The Azimuth Shares held by both Azimuth Shareholders are accurately set forth on Schedules 3.1(a), (b) ,
(c) and (d) and all of such Azimuth Shares are lawfully owned of record and beneficially owned by both Azimuth Shareholders, free and clear of any Encumbrances. Upon the Acquisition by Intelligroup of the Azimuth Shares presently held by the Azimuth Shareholders, Intelligroup shall acquire good title to such Azimuth Shares, free and clear of all Encumbrances.

     3.3. SHAREHOLDERS' AGREEMENTS, ETC. Except as set forth on Schedule 3.3, there are no shareholder agreements, voting trusts, proxies or other agreements or understandings with respect to or concerning the purchase, sale or voting of the Azimuth Shares or capital stock of any of the Azimuth Companies.

     3.4. AUTHORIZATION. Both of the Azimuth Shareholders have all necessary power and authority to enter into this Agreement and the Ancillary Agreements to which he is a party and has taken all actions necessary to consummate the transactions contemplated hereby and thereby and to perform his obligations hereunder and thereunder. This Agreement has been duly executed and delivered by both of the Azimuth Shareholders and is, and upon the execution and delivery thereof each Ancillary Agreement to which he is a party will be, a valid and binding obligation of both of the Azimuth Shareholders, enforceable against both of the Azimuth Shareholders in accordance with its terms, except that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors or (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     3.5. DIRECTORS. Schedule 3.5 contains a true, correct and complete list of all the directors of each of the Azimuth Companies as at the date of this Agreement.

     3.6. BANK ACCOUNTS. Schedule 3.6 contains a list of all of the bank accounts, safe deposit boxes for each of the Azimuth Companies, and persons authorized to draw thereon or have access thereto as at the date of this Agreement.

     3.7.   REAL PROPERTY.

     (a) Leased or Licensed Real Property. Each of the Azimuth Companies has a lease or license to use all real property necessary for the conduct of its business as presently conducted. Schedule 3.7 sets forth a true, correct and complete list of all such real commercial property. Except as otherwise set forth on Schedule 3.7, none of the Azimuth Companies is a party to any leases or licenses of real commercial property. All of such leases or licenses of real commercial property are in full force and effect; none of the Azimuth Companies have received any notice of any, and there exists no condition or event which constitutes or would constitute (with notice or lapse of time or both), a default by any of the Azimuth Companies thereunder. If required under the terms of the lease or license, all lessors or licensees under such leases or licenses of real commercial property have consented, prior to Closing, to the consummation of the transactions contemplated by this Agreement without requiring modification in the rights or obligations thereunder. A true, correct and complete copy of each real commercial property lease license has been furnished to Intelligroup or its advisor, Kensington Swan prior to Closing. For the purposes of this section, "Leases" shall mean commercial leases only and not residential leases or "home offices" for Azimuth consultants and Employees in the Philippines.

            (b) Owned Real Property. None of the Azimuth Companies owns any real property.

     3.8.   PERSONAL PROPERTY.

            (a) General. Each of the Azimuth Companies owns or leases all personal property necessary for the conduct of its business as presently conducted, and the personal property (taken as a whole) is in such operating condition and repair (subject to normal wear and tear) as is necessary for the conduct of its business as presently conducted.

            (b) Owned Personal Property. Except as set out in Schedule 3.8, each of the Azimuth Companies has good and marketable title to all such personal property owned by it, free and clear of any and all Encumbrances other than Permitted Encumbrances. With respect to each such item of personal property (i) there are no leases, subleases, licenses, options, rights, concessions or other agreements, written or oral, granting to any party or parties the right of use of any portion of such item of personal property (except licenses of Proprietary Rights in the ordinary course of business), (ii) except as set forth on Schedule 3.8, there are no outstanding options or rights of first refusal in favor of any other party to purchase any such item of personal property or any portion thereof or interest therein and (iii) there are no parties (other than the Azimuth Companies) who are in possession of or who are using any such item of personal property.

            (c) LEASED PERSONAL PROPERTY. Except as disclosed in Schedule 3.8, each of the Azimuth Companies has good and valid leasehold title to all of such Fixtures and Equipment, vehicles and other tangible personal property Assets leased by it from third parties, free and clear of any and all Encumbrances other than Permitted Encumbrances which would not permit the termination of the lease therefor by the lessor. None of the Azimuth Companies is a party to any lease for personal property involving annual payments in excess of US$25,000.

     With respect to each lease listed on Schedule 3.8, (i) there has been no material default under any such lease by any of the Azimuth Companies or, to the knowledge of any of the Azimuth Companies or any of the Azimuth Shareholders, by any other party, (ii) the execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not cause a material default under any such lease, (iii) such lease is a valid and binding obligation of the applicable Azimuth Company which is a party thereto, is in full force and effect with respect to the applicable Azimuth Company, and is enforceable against the applicable Azimuth Company, in accordance with its terms, except as the enforceability thereof may be limited by (1) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally or (2) general principles of equity, whether considered in a proceeding at law or in equity, (iv) no action has been taken by any of the Azimuth Companies, and no event has occurred which, with notice or lapse of time or both, would permit termination, modification or acceleration by a party thereto other than any of the Azimuth Companies without the consent of any of the Azimuth Companies, under any such lease that is material to any of the Azimuth Companies, (v) no party has repudiated in writing any term thereof or threatened in writing to terminate, cancel or not renew any such lease that is material to any of the Azimuth Companies and (vi) none of the Azimuth Companies has assigned, transferred, conveyed, mortgaged or encumbered any interest therein or in any leased property subject thereto (or any portion thereof).

     3.9.   ENVIRONMENTAL MATTERS.

            (a) To the knowledge of the Azimuth Shareholders, each of the Azimuth Companies is in material compliance with all Environmental Laws. None of the Azimuth Companies, nor either of the Azimuth Shareholders, has received any notice to the effect that, or otherwise has knowledge that, (i) any of the Azimuth Companies is not in compliance in any material respect with, or is in violation of, any such Environmental Laws required thereunder or (ii) any currently existing circumstances are likely to result in a failure of the Azimuth Companies to comply with, or a violation by the Azimuth Companies of, any such Environmental Laws. None of the Azimuth Companies handle or utilize Hazardous Substances in the operation of its Business.

            (b) To the knowledge of the Azimuth Shareholders, (i) no underground tank or other underground storage receptacle for Hazardous Substances is currently located on the Facilities, and there have been no releases of any Hazardous Substances from any such underground tank or related piping and (ii) there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping) of Hazardous Substances in quantities exceeding the reportable quantities as defined under applicable law by any of the Azimuth Companies on, upon or into the Facilities other than those authorized by Environmental Laws including, without limitation, the Permits required thereunder.

           (c) To the knowledge of the Azimuth Shareholders, there are no PCBs or asbestos-containing materials located at or on the Facilities.

     3.10. CONTRACTS.

           (a)  Disclosure.  Schedule 3.10  sets  forth  a complete and accurate
                ----------
list of all of the Contracts subsisting at closing of the following categories:

                (i)  Contracts not made in the ordinary course of business;

                (ii) Specific and stand-alone confidentiality and non-disclosure agreements (whether any of the Azimuth Companies is the beneficiary or the obligated party thereunder);

                (iii) Customer Contracts under which the customer is to make a payment after the date hereof of US$25,000 or more;

                (iv) Contracts or commitments involving future expenditures or Liabilities, actual or potential, in excess of US$25,000 after the date hereof or otherwise material to the Business or the Assets, except for contracts with customers in the ordinary course of business and the real property leases;

                (v)  Specific and stand-alone indemnification agreements;

                (vi) Promissory notes, loans, agreements, indentures, evidences of indebtedness, letters of credit, guarantees, or other instruments relating to an obligation to pay money, whether the Azimuth Companies shall be the borrower, lender or guarantor thereunder (excluding credit provided by the Azimuth Companies in the ordinary course of business to purchasers of its products and obligations to pay vendors in the ordinary course of business and consistent with past practice);

                (vii) Specific and stand-alone contracts containing covenants limiting the freedom of any of the Azimuth Companies or any officer, director, Employee or Affiliate of the Azimuth Companies, to engage in any line of business or compete with any Person that relates directly or indirectly to the Business;

                (viii) Any Contract with a Related Party; and

                (ix) Any other Contract under which the consequences of a default or termination would reasonably be expected to have a Material Adverse Effect on the Azimuth Companies, individually or in the aggregate.

     Complete and accurate copies of all of the Contracts listed on Schedule 3.10, including all amendments and supplements thereto, have been provided to Intelligroup or its advisor, Kensington Swan.

      The Azimuth Shareholders have provided or made available to Intelligroup or their advisors, Kensington Swan originals or copies of all Material Contracts.

           (b)  Absence of Defaults.   Except for  the disclosure in relation to
                -------------------
employment contracts set out in Schedule 3.10(b), all of the Contracts are valid, binding and enforceable in accordance with their terms with no existing (or to the knowledge of both Azimuth Shareholders, threatened) Default or dispute. Each of the Azimuth Companies has fulfilled, or taken all action necessary to enable it to fulfill when due, all of its material obligations under each of such Contracts. To the knowledge of the Azimuth
Shareholders, all parties to such Contracts have complied in all material respects with the provisions thereof, no party is in Default thereunder and no notice of any claim of Default has been given to the Azimuth Companies or either of the Azimuth Shareholders. Neither of the Azimuth Shareholders has any reason to believe that the products or services called for by any executory Contract cannot be supplied in accordance with the terms of such Contract, including time specifications, and has no reason to believe that any unfinished Contract will, upon performance by the Azimuth Companies result in a loss to the Azimuth Companies.

           (c)  Warranty.   To  the  Azimuth  Shareholders  best  knowledge  and
                --------
belief, none of the Azimuth Companies has committed any act, and there has been no omission, which may result in, and there has been no occurrence which may give rise to liability for breach of warranty (whether covered by insurance or not) on the part of the Azimuth Companies, with respect to services rendered prior to or on the Closing Date.

    3.11. NO CONFLICT OR VIOLATION; CONSENTS. None of the execution, delivery or performance of this Agreement or any Ancillary Agreement, the consummation of the transactions contemplated hereby or thereby, nor compliance by the Azimuth Shareholders with any of the provisions hereof or thereof, will (a) violate or conflict with any provision of the governing documents of any of the Azimuth Companies, (b) violate, conflict with, or result in a breach of or constitute a default (with or without notice of passage of time) under, or result in the termination of, or accelerate the performance required by, or result in a right to terminate, accelerate, modify or cancel under, or require a notice under, or result in the creation of any Encumbrance upon any of its respective assets under, any Contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which any of the Azimuth Companies or either of the Azimuth Shareholders is a party or by which any of the Azimuth Companies or either of the Azimuth Shareholders is bound or to which any of its respective assets are subject, (c) violate any applicable Regulation or Court Order or (d) impose any Encumbrance on any Assets or the Business. Except for the requisite approval from the New Zealand Overseas Investment Commission, no notices to, declaration, filing or registration with, approvals or Consents of, or assignments by, any Persons (including any national, federal, state or local governmental or administrative authorities) are necessary to be made or obtained by any of the Azimuth Companies or either of the Azimuth Shareholders in connection with the execution, delivery or performance of this Agreement or any Ancillary Agreement or the consummation of the transactions contemplated hereby or thereby.

    3.12. PERMITS. Except as disclosed in Schedule 3.12, the Business has all necessary Permits for the operation of the Business.

    3.13.  FINANCIAL STATEMENTS; BOOKS AND RECORDS.

           (a)   The Azimuth Financial Statements:

                 (i) comply with the provisions of the New Zealand Financial Reporting Act and all other relevant statutes;

                 (ii) have been prepared in accordance with New Zealand GAAP consistently applied;

                 (iii)  are complete and accurate in all material respects; and

                 (iv) except as disclosed in Schedule 3.13(a)(iv), show a true and fair view of the state of affairs of each of the Azimuth Companies as at the Statement of Financial Position Date and of the profit or loss of each of the Azimuth Companies for the accounting period ended on that date.

           (b)   [intentionally left blank].

           (c)   Full  provision  has  been   made  in  the  Azimuth  Financial
Statements for:

                 (i)   deferred taxation in accordance with New Zealand GAAP:

                 (ii) all accounts receivable that will not be fully recovered or paid;

                 (iii) all contingent liabilities that exist at the Statement of Financial Position Date.

           (d) Except as disclosed in Schedule 3.13(d), The aggregate book value of plant and machinery for which depreciation allowances have been claimed under the New Zealand Financial Reporting Act does not exceed the written-down value of the qualifying expenditure under that Act.

           (e) The values placed on the current assets of each of the Azimuth Companies in the Azimuth Financial Statements are in accordance with the New Zealand Financial Reporting Act.

           (f) The stock-in-trade and work-in-progress have been valued in the Azimuth Financial Statements on the percentage of completion method in accordance with FRS14. Full provision has been made for all damaged, obsolete and slow moving stock.

           (g) The results shown by the Azimuth Financial Statements were not materially affected by:

                  (i) transactions of a nature not usually undertaken by any of the Azimuth Companies;

                  (ii)  circumstances  of  an  extraordinary,   exceptional   or
non-recurring nature;

                  (iii) charges or credits relating to prior years; or

                  (iv)  any change in the basis of accounting.

           (h) Each of the Azimuth Companies maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed with management's authorizations, (ii) transactions are recorded as necessary to permit preparation of audited financial statements in accordance with New Zealand GAAP and New Zealand FR Act and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           (i) The Books and Records, in reasonable detail, accurately and fairly reflect the activities of each of the Azimuth Companies, and the Business and have been made available, except as disclosed in Schedule 3.13(i), to Intelligroup or its advisors, Kensington Swan for its inspection.

           (j) None of the Azimuth Companies has engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts or funds which have been and are reflected in the normally maintained Books and Records.

             (k) The share registers and minute books of each of the Azimuth Companies have been made available to Intelligroup or its advisors, Kensington Swan, and have been accurately and properly maintained and fully reflect all minutes of meetings, resolutions and other material actions and proceedings of their respective shareholders and boards of directors and all committees thereof, all issuances, transfers and redemptions of shares of which any of the Azimuth Companies and either of the Azimuth Shareholders are aware and contain true, correct and complete copies of their respective Constitutions and all amendments thereto through the date hereof.

     3.14    ABSENCE  OF CERTAIN  CHANGES OR  EVENTS.   Except as  set forth  on
Schedule 3.14, since the Statement of Financial Position Date there has not been any:

             (a) Material Adverse Change with respect to any of the Azimuth Companies;

             (b) failure to operate the Business of the Azimuth Companies in the ordinary course so as to use its commercially reasonable efforts to preserve its Business intact and to preserve the continued services of its Employees and the goodwill of customers and others having business relations with any of the Azimuth Companies or their respective Representatives;

             (c) resignation or termination of any officer or Employee of any of the Azimuth Companies, or any increase in the rate of compensation payable or to become payable to any officer, Employee or Representative of any of the Azimuth Companies, including the making of any loan to, or the payment, grant or accrual of any bonus, incentive compensation, service award or other similar benefit to, any such Person, or the addition to, modification of, or contribution to any Employee Plan (as defined below);

             (d) payment, loan or advance of any amount to or in respect of, or the sale, transfer or lease of any properties or the Assets of any of the Azimuth Companies to, or entering into of any Contract with, any Related Party;

             (e) sale, assignment, license, transfer or Encumbrance of any of the Assets of any of the Azimuth Companies, tangible or intangible, singly or in the aggregate, other than sales of products and services in the ordinary course of business and consistent with past practice;

             (f) new Contracts, or extensions, modifications, terminations or renewals thereof, except for Contracts entered into, modified or terminated in the ordinary course of business and consistent with past practice;

             (g) actual or threatened early termination of any material customer account or group of accounts;

             (h) disposition or lapsing of any Proprietary Rights of any of the Azimuth Companies, in whole or in part, or any disclosure of any trade secret, process or know-how to any Person not an Employee;

             (i) material change in accounting methods or practices by any of the Azimuth Companies;

             (j) revaluation by any of the Azimuth Companies of any of its Assets, including writing off notes or accounts receivable other than for which adequate reserves have been established;

             (k) damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the Assets, the Business or the prospects of any of the Azimuth Companies;

             (l)   declaration,  setting   aside  or  payment  of  dividends  or
distributions in respect
of any shares of any of the Azimuth Companies or any redemption, purchase or other acquisition of any equity securities of any of the Azimuth Companies;

            (m) issuance or reservation for issuance by any of the Azimuth Companies of, or commitment of it to issue or reserve for issuance, any capital stock or other equity securities or obligations or securities convertible into or exchangeable for capital stock or other equity securities;

            (n) increase, decrease or reclassification of the share capital of any of the Azimuth Companies;

            (o) amendment of the Constitutions (or equivalent documentation in overseas jurisdictions)of any of the Azimuth Companies;

            (p) capital expenditure or execution of any lease or any incurring of liability therefor by any of the Azimuth Companies, involving payments in excess of US$10,000 in the aggregate;

            (q) failure to pay any material obligation of any of the Azimuth Companies when due;

            (r) cancellation of any indebtedness or waiver of any rights of substantial value to any of the Azimuth Companies, except in the ordinary course of business and consistent with past practice;

            (s) indebtedness incurred by any of the Azimuth Companies for borrowed money or any commitment to borrow money entered into by any of the Azimuth Companies, or any loans made or agreed to be made by any of the Azimuth Companies;

            (t) liability incurred by any of the Azimuth Companies except in the ordinary course of business and consistent with past practice, or any increase or change in any assumptions underlying or methods of calculating any bad debt, contingency or other reserves;

            (u) payment, discharge or satisfaction of any Liabilities of any of the Azimuth Companies other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of Liabilities reflected or reserved against in the Azimuth Financial Statements or incurred in the ordinary course of business and consistent with past practice since the Statement of Financial Position Date;

            (v) acquisition by any of the Azimuth Companies of any equity interest in any other Person; or

            (w) agreement by any of the Azimuth Companies to do any of the foregoing.

     3.15 LIABILITIES. The Azimuth Companies have no Liabilities or obligations (absolute, accrued, contingent or otherwise) except (i) Liabilities which are reflected and properly reserved against in the Azimuth Financial Statements,
(ii) Liabilities incurred in the ordinary course of business and consistent with past practice since the Statement of Financial Position Date listed in Schedule
3.15 and (iii) liabilities arising under the Contracts (other than obligations which are required to be reflected on a Statement of Financial Position prepared in accordance with New Zealand GAAP) set forth on Schedule 3.10 or which are not required to be disclosed on such Schedule and which have arisen or been incurred in the ordinary course of business. None of the Liabilities described in this
Section 3.15 relates to any breach of Contract, breach of warranty, tort, infringement or violation of law or arose out of any action, order writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, investigation or dispute (collectively, "Actions"). The reserves set forth on the Statement of Financial Position for liabilities are in accordance with New Zealand GAAP.

     3.16 LITIGATION. There are no Actions, pending or, to the knowledge of the Azimuth Shareholders, threatened (i) against, relating to or affecting any of the Azimuth Companies, any of its Assets or any of its directors as such, (ii) which seek to enjoin or obtain damages in respect of the transactions contemplated hereby or by the Ancillary Agreements or (iii) with respect to which there is a reasonable likelihood of a determination which would prevent any of the Azimuth Companies or either of the Azimuth Shareholders from consummating the transactions contemplated hereby. To the knowledge of the Azimuth Shareholders, there is no basis for any Actions, which if adversely determined against any of the Azimuth Companies or either of the Azimuth Shareholders, any of the Azimuth Companies' directors, or any other Person could reasonably be expected to result in a loss to any of the Azimuth Companies, individually or in the aggregate, in excess of US$10,000. There are presently no outstanding judgments, decrees or orders of any court or any governmental or administrative agency against or affecting any of the Azimuth Companies, the Business or any of the Assets.

     3.17  LABOR MATTERS.

           (a) Each of the Azimuth Companies is in material compliance with all applicable Regulations respecting employment practices including the
Employment Contracts Act and the Human Rights Act, terms and conditions of employment, wages and hours, equal employment opportunity, and the payment of social security and similar taxes, and none of them are engaged in any unfair labor practice. None of the Azimuth Companies is a party to any collective bargaining agreement or labor union contract. Schedule 3.17 sets forth a true, complete and accurate list of all Employees of the Azimuth Companies and their respective salaries.

            (b) Except as disclosed in Schedule 3.17, none of the Azimuth Companies has entered into any severance or similar arrangement in respect of any present or former Employee that will result in any obligation (absolute or contingent) of Intelligroup or any of the Azimuth Companies to make any payment to any present or former Employee following termination of employment or upon consummation of the transactions contemplated by this Agreement.

     3.18 EMPLOYEE BENEFIT PLANS. Except as disclosed in Schedule 3.18, as of the Closing, the Azimuth Companies shall neither operate nor be a participant in any pension or superannuation arrangements. None of the Azimuth Companies operates or participates in or has any legal or moral obligation to contribute to any permanent health insurance, private health provision, accident benefit or any other ancillary schemes or have any liability with respect to any such benefit, arrangement plan or scheme.

     3.19 TRANSACTIONS WITH RELATED PARTIES. Except for employment agreements and other compensation arrangements disclosed on Schedule 3.19, no Related Party has (a) borrowed or loaned money or other property to any of the Azimuth Companies which has not been repaid or returned, (b) any contractual or other claims, express or implied, of any kind whatsoever against any of the Azimuth Companies or (c) any interest in any property used by any of the Azimuth Companies.

     3.20 COMPLIANCE WITH LAW. Except as disclosed in Schedule 3.20, to the Azimuth Shareholders best knowledge and belief, each of the Azimuth Companies has conducted the Business in material compliance with all applicable Regulations and Court Orders. None of the Azimuth Companies, nor either of the Azimuth Shareholders, has received any notice to the effect that, or has otherwise been advised that, any of the Azimuth Companies are not in compliance with any such Regulations or Court Orders, and neither of the Azimuth Shareholders has any reason to anticipate that any existing circumstances are likely to result in any material violation of any of the foregoing.



     3.21   INTELLECTUAL PROPERTY.

            Schedule 3.21(a) contains a complete and accurate list of all trade marks, trade names, and service marks of the Azimuth Companies

            (a)   ADEQUACY.   To the  Azimuth  Shareholders best  knowledge  and
                  --------
belief, the Proprietary Rights of the Azimuth Companies are all those necessary for the normal conduct of the Business as presently conducted and as presently contemplated.

            (b)   ROYALTIES  AND  LICENSES.  To the  Azimuth  Shareholders  best
                  ------------------------
knowledge and belief, except as set forth on Schedule 3.21(b), the Azimuth Companies have no obligation to compensate any Person for the use of any of its Proprietary Rights nor, except in the ordinary course of business, have the Azimuth Companies granted to any Person any license, option or other rights to use in any manner any of its Proprietary Rights, whether requiring the payment of royalties or not.

            (c)   OWNERSHIP.  To the  Azimuth  Shareholders  best  knowledge and
                  ---------
belief,  each of the  Azimuth  Companies  owns or has a valid  right  to use its
Proprietary Rights, and such Proprietary Rights will not cease to be valid rights of the applicable Azimuth Company by reason of the execution, delivery and performance of this Agreement or the Ancillary Agreements or the consummation of the transactions contemplated hereby or thereby.

            (d)   ABSENCE OF CLAIMS.   Neither the Azimuth  Companies nor either
                  -----------------
of the Azimuth Shareholders (A) has received any notice alleging, or otherwise has knowledge of facts that might give rise to, invalidity with respect to any of the Proprietary Rights of any of the Azimuth Companies or (B) has received any notice of alleged infringement of any rights of others due to any activity by any of the Azimuth Companies. To the knowledge of the Azimuth Shareholders, the use of the Proprietary Rights by each of the Azimuth Companies in its past, current and planned products do not and would not infringe upon or otherwise violate the valid rights of any third party anywhere in the world. No other Person (i) has notified any of the Azimuth Companies or either of the Azimuth Shareholders that it is claiming any ownership of or right to use any of any of the Proprietary Rights of the Azimuth Companies or (ii) is infringing upon any such Proprietary Rights in any way.

     3.22 INSURANCE. Schedule 3.22 contains a complete and accurate list of all policies of insurance (showing as to each policy the carrier, policy number, coverage limits, expiration dates, annual premiums, a general description of the type of coverage provided and any pending claims thereunder) of which each of the Azimuth Companies is the owner, insured or beneficiary. To the Azimuth Shareholders knowledge, all of such policies are sufficient for (i) covering all reasonably foreseeable damage to and liabilities or contingencies relating to each of the Azimuth Companies' conduct of the Business and (ii) providing adequate insurance coverage for all of the Assets, Fixtures and Equipment of each of the Azimuth Companies and all leasehold improvements. None of the Azimuth Companies is in default under any of such policies, and none of them has failed to give any notice or to present any claim under any such policy in a due and timely fashion. There are no facts known to either of the Azimuth Shareholders upon which an insurer might be justified in reducing or denying coverage or increasing premiums on existing policies. There are no outstanding unpaid claims under any such policies or binders. Such policies are in full force and effect on the date hereof and shall be kept in full force and effect by each of the Azimuth Companies through the Closing Date.

     3.23 ACCOUNTS RECEIVABLE. The accounts and receivable reflected in the Statement of Financial Position, and all accounts or receivable arising since the Statement of Financial Position

Date, represent bona fide claims against debtors for services performed or other charges arising on or before the date of recording thereof, and all the services performed which gave rise to said accounts were performed in accordance with the applicable orders, Contracts or customer requirements. To the knowledge of the Azimuth Shareholders, all such receivables are fully collectible in the ordinary course of business except to the extent of an amount not in excess of the reserve for doubtful accounts reflected on the Statement of Financial Position and additions to such reserves as reflected on the Books and Records.

     3.24 CUSTOMERS. Schedule 3.24 sets forth a complete and accurate list of the names and addresses of the ten customers who purchased from each of the Azimuth Companies the greatest dollar volume of services during the year immediately preceding the Statement of Financial Position Date and quarter immediately preceding the Statement of Financial Position Date, showing the approximate total sales in US dollars to each such customer during such fiscal year and quarter. Since the Statement of Financial Position Date, there has been no Material Adverse Change in the business relationship of any of the Azimuth Companies with any customer named on Schedule 3.24.

     3.25 BROKERS; TRANSACTION COSTS. None of the Azimuth Companies has entered into or will enter into any contract, agreement, arrangement or understanding with any Person which will result in the obligation of Intelligroup, or any of the Azimuth Companies either of the Azimuth Shareholders to pay any finder's fee, brokerage commission accounting, audit, legal or other advisory cost or similar payment in connection with the transactions contemplated hereby, except for the advisory and other fees payable by the Azimuth Companies to a maximum of NZ$1.2 million (plus GST) payable by Azimuth Companies in relation to the transaction evidenced by this Agreement.

     3.26 NO OTHER AGREEMENTS TO SELL THE AZIMUTH COMPANIES OR THE ASSETS. None of the Azimuth Companies nor either of the Azimuth Shareholders has any legal obligation, absolute or contingent, to any other Person to sell the Assets (other than Inventory in the ordinary course of business) or to sell any capital stock of any of the Azimuth Companies or to effect any merger, consolidation or other reorganization of any of the Azimuth Companies or to enter into any agreement with respect thereto, except pursuant to this Agreement.

     3.27  CERTAIN  SECURITIES  LAWS   REPRESENTATIONS.   Each  of  the  Azimuth
Shareholders represent as follows with respect to the restricted Acquisition Shares to be acquired in connection with the Acquisition:

           (a) He has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Acquisition Shares;

           (b) He is receiving such shares for investment for his own account and not with a view to, or for resale in connection with the distribution or other disposition thereof, other than as contemplated hereby;

           (c) He has been given the opportunity to obtain any information or documents relating to, and to ask questions and receive answers about, Intelligroup and the business and prospects of Intelligroup which he deems necessary to evaluate the merits and risks related to his investment in such shares and to verify the information received, and such person's knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his receipt of such shares;

           (d) His financial condition is such that he can afford to bear the economic risk of holding the shares for an indefinite period of time and has adequate means for providing for such person's current needs and contingencies and to suffer to complete loss of his investment in such shares;

           (e) He has been advised that, subject to the registration provisions set forth in Section 7.2(a), (i) Intelligroup's issuance of the Acquisition Shares to the Azimuth Shareholders will not have been registered under the Securities Act, (ii) such shares may need to be held or known indefinitely, and such person must continue to bear the economic risk of the investment in such shares unless they are subsequently registered under the Securities Act or an exemption from such registration is available, (iii) there may not be a public market for such shares, (iv) when and if such shares may be disposed of without registration in reliance on Rule 144 promulgated under the Securities Act, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (v) if the Rule 144 exemption is not available, public sale without registration will require compliance with an exemption under the Securities Act and (vi) a restrictive legend in the following form shall be placed on the certificates representing such shares:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTION AFFORDED BY RULE 144). UNLESS WAIVED BY INTELLIGROUP, INC., INTELLIGROUP, INC. SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AS A PRECONDITION TO ANY SUCH TRANSFER.

     3.28 YEAR 2000 COMPLIANCE. Each of the Azimuth Companies has reviewed or is reviewing its products, business and operations which could be adversely affected by the Year 2000 problem (as defined below). Each of the Azimuth Companies has developed or is developing a program to address on a timely basis the risk that computer applications developed, marketed, sold and delivered or used by the Azimuth Companies may be unable to recognize and properly perform date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem has not resulted in, and is not reasonably expected to result in, a Material Adverse Change for any of the Azimuth Companies.

     3.29 AZIMUTH NAME. No other company, entity or person has been licenced or authorised to use the Azimuth name except the Azimuth Companies and all protections in respect of protecting the goodwill, reputation or value in the name Azimuth have been undertaken or done in the name of one of the Azimuth Companies.

     3.30  RESTRAINT OF TRADE:

           (a) For a separate, distinct and severable covenant the Azimuth Shareholders and each company either jointly or severally owned by either or both of them or any trust of which they are a settlor or they or their spouse and/or children are the beneficiary ("the Restrained Parties") hereby jointly and severally covenant and agree with Intelligroup and the Azimuth Companies that for a period of 2 years from and after Closing they will not:

           (i) Directly engage in, conduct, carry on or be interested in any business competing with the Azimuth Companies the same as or similar to the business of the Azimuth Companies as carried out at Closing ("the Restricted Business") except that the Restrained Parties may engage in the Restricted Business on their own account with no other employees and/or consultants, contractors, agents, partners, or advisors, Kensington Swan engaged by them (other than Alexander Wilson's or David Stott's respective spouses), and further except that the Restrained

Parties may engage in the Restricted Business merely as an employee or consultant to an already established business already engaged in the Restricted Business at the time the Restrained Party became an employee or consultant so long as the Restrained Parties are not shareholders, directors, or have any other control whatsoever over such business.

            (ii) For the purposes of subsection (a) the Restrained Parties shall be deemed to be engaged in a Restricted Business if it is a shareholder in, an owner or part-owner (including by way of option, deferred purchase or security interest), employee, partner of, or a consultant or advisor to or for, any person, firm, corporation, association, trust or other entity which carries on the Restricted Business or any part thereof other than to the extent referred to in section 3.30(a)(i) PROVIDED HOWEVER that nothing contained in this section shall prevent the Restrained Parties from holding not more than 10% of the issued share capital of, or any debentures or other securities of, any company carrying on the Restricted Business the shares of which are listed on a recognised Stock Exchange.

            (iii) Directly or indirectly for itself or on behalf of or in conjunction with any person solicit or entice any of the employees of the Azimuth Companies or Intelligroup to terminate their employment with the Azimuth Companies or Intelligroup or induce or endeavour to induce any existing customer of the Azimuth Companies or Intelligroup or any future customer of the Azimuth Companies or Intelligroup to cease to be a customer of the Azimuth Companies or Intelligroup. For the avoidance of doubt, the placing of general advertising not specifically directed at the Azimuth Companies or their consultants or employees is not considered solicitation or entitlement.

            (iv)  Make  use  or  disclose  any   information   of  a  secret  or
confidential nature relating to the affairs of the Azimuth Companies, except in their capacity as shareholders of Intelligroup.

            (v) Represent itself as being in any way connected with or interested in the affairs of the Azimuth Companies or Intelligroup after Closing, except to represent that he has previously been connected with the Azimuth Companies and is a shareholder of Intelligroup.

            (vi) Use any information concerning the Azimuth Companies or Intelligroup held or known as at Closing for its own benefit or to the detriment or intended or probable detriment of the Azimuth Companies or Intelligroup, except in their capacity as a shareholder of Intelligroup.

            The provisions of this section may from time to time be waived in writing in whole or in part by Intelligroup either with or without conditions. To the extent of any such waiver and on compliance with such conditions (if any) the Restrained Party(s) concerned may be relieved of its obligations under this section.

     (b) Each of the covenants contained in this section shall be read and construed independently of the other covenants therein contained so that if one or more should be held to be invalid as an unreasonable restraint of trade or for any other reason whatsoever then the remaining covenants shall be valid to the extent that they are not held to be so invalid.


     (c) While the covenants contained in this section are considered by the parties to be reasonable in all the circumstances if one or more should be held invalid as an unreasonable restraint of trade or for any other reason whatsoever but would have been valid if part of the wording thereof had been deleted or the period thereof reduced or the range of activities or area dealt with thereby reduced in scope such covenants shall apply with such modifications as may be necessary to make them valid and effective.


     (d) Irreparable damage may result to Intelligroup in the event of a breach of this section and in such event Intelligroup shall be entitled, in addition to any other remedy available, to an injunction to restrain any breach or reasonably anticipated breach by any of the Restrained Parties and any person or company acting for or through or with any of the Restrained Parties.


     (e) The parties to this Agreement acknowledge that the Purchase Price was assessed and accepted by Intelligroup being dependent upon the Azimuth Shareholders giving the covenants described in this section in that the provisions contained in this section are solely for the protection of Intelligroup in respect of the goodwill of Intelligroup.


     (f) The benefit of the covenants contained in this section may be assigned in whole or in part by Intelligroup.

     3.31 EXCEPTIONS

     No claim shall be made or indemnification sought under Article 9 by Intelligroup for breach of one or more of the warranties set out in this Article 3 to the extent that:

     (a) The amount the subject of the warranty claim is provided for in the Azimuth Financial Statements; or

     (b) The amount subject of the warranty claim has been made good without cost, liability, damage, loss, additional taxation. For the purposes of this section, "cost" shall also include any increase in insurance premium or loss of reputation or goodwill to Intelligroup or any Intelligroup Company; or

     (c) The relevant circumstance, loss, liability or costs resulting in the warranty claim would not have arisen but for a breach of law, breach of contract, act or omission by Intelligroup, or following Closing, the Azimuth Companies or any employee, agent or contractor of either Intelligroup or any of the Azimuth Companies; or

     (d) Any obligation or commitment entered into by Intelligroup or any employee, agent, contractor or person under the control of Intelligroup, of after Closing, any of the Azimuth Companies employees, agents or contractors, of either Intelligroup or any of the Azimuth Companies.

     3.32 CIRCUMSTANCES OF CLAIM

     (a) Except for the covenants, representations and warranties expressly set out in this Agreement, no other representations or warranties expressed or implied are given or can be implied by the Azimuth Shareholders.

     (b) It is understood and agreed that the liability for Damages of each of the Azimuth Shareholders in respect of any warranty claim shall be limited to the extent set out in section 9.2.

     3.33 NON-TRADING. BRL and Azicorp and any subsidiary of BRL or Azicorp have not traded or conducted business in any manner other than in respect to loans with, to and from Related Parties, management fees and in the case of BRL, the holding of trademarks (and all action associated therewith) and further except that New Zealand Public Information Limited was a party to a joint venture prior to 1993 but has not traded since 1993 nor had any liabilities or other obligations since 1993.

     3.34 INSURANCE. Intelligroup shall procure that the Azimuth Companies continue their existing professional indemnity and directors and officers liability insurance, or maintain materially similar policies for a period of one
(1) year from Closing Date, and such policies shall cover the Azimuth Shareholders.

     3.35 NO ACCEPTANCE. Notwithstanding that a matter is disclosed in a Schedule to this Agreement, such disclosure shall not be deemed to be an acceptance that it would otherwise have been a breach of the warranty to which it refers.

     3.36 Where provision is made in the Tax Deed to limit the liability of any Azimuth Shareholder to make payment in respect of warranties generally, or to impose a minimum level of claim, those same limits and minimum shall apply mutatis mutandis to the liabilities of the Azimuth Shareholders under this Agreement (but for the avoidance of doubt where an aggregate claim is to be calculated, claims under this Agreement shall for that purpose only be deemed to include claims pursuant to the Tax Deed, and vice versa).

                                   ARTICLE 4.

                 REPRESENTATIONS AND WARRANTIES OF INTELLIGROUP

     As consideration of both of the Azimuth Shareholders entering into this Agreement, except as set forth on the Intelligroup Schedules of Exceptions attached to this Agreement, Intelligroup represents and warrants to both Azimuth Shareholders as follows, which representations and warranties are, as of the date hereof, true and correct:

     4.1. ORGANIZATION. Intelligroup is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. Intelligroup has full corporate power and authority to conduct its business as it is presently being conducted and to own or lease, as applicable, the assets owned or leased by it. Intelligroup is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary under applicable law as a result of the conduct of its business or the ownership of its properties and where the failure to be so qualified would have a Material Adverse Effect on Intelligroup.

     4.2.  CAPITALIZATION.

           (a) There are 25,000,000 shares of Intelligroup Stock authorized under its Certificate of Incorporation, 12,667,875 of which were issued and outstanding as of September 30, 1998; 5,000,000 authorized shares of Preferred Stock, US$.01 par value, of Intelligroup ("Intelligroup Preferred Stock" and together with the Intelligroup Stock, the "Intelligroup Securities") authorized under its Certificate of Incorporation, none of which were issued and outstanding. Intelligroup has no other stock authorized, issued or outstanding.

           (b) As of September 30, 1998, there were 2,200,000 shares of Intelligroup Stock reserved for issuance upon the exercise of options granted or available for grant under Intelligroup's 1996 Stock Plan (the "Intelligroup Options"). (c)Except for the Intelligroup Options and shares of Intelligroup Preferred Stock listed above, and except for director options and warrants exercisable for not more than 140,000 shares, there are no outstanding options, warrants, convertible securities or rights of any kind to purchase or otherwise acquire any shares of capital stock or other securities of Intelligroup. Except as set forth above, no shares of capital stock of Intelligroup are reserved for issuance.

           (c) All shares of Intelligroup Stock to be issued hereunder will be validly issued, fully paid and not subject to any preemptive rights created by statute, Intelligroup's Certificate of Incorporation or Bylaws or any Contract, and will have the same rights attaching to them as are attaching to any other shares of the same class issued by Intelligroup.

           (d) Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan or pending proposal for any redemption of stock of Intelligroup or any merger or consolidation of Intelligroup with or into any other entity.

     4.3. AUTHORIZATION. Intelligroup has all necessary corporate power and authority to enter into this Agreement and the Ancillary Agreements to which it is a party and has taken all action necessary to consummate the transactions contemplated hereby and thereby and to perform its respective obligations hereunder and thereunder. This Agreement has been duly executed and delivered by Intelligroup and this Agreement is, and upon execution and delivery each of the Ancillary Agreements to which Intelligroup is a party will be, a valid and binding obligation of Intelligroup enforceable against Intelligroup in accordance with its terms, except that enforceability may be limited by the effect of (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors or (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     4.4. NO CONFLICT OR VIOLATION; CONSENTS. None of the execution, delivery or performance of this Agreement or any Ancillary Agreement, the consummation of the transactions contemplated hereby or thereby, nor compliance by Intelligroup with any of the provisions hereof or thereof, will (a) violate or conflict with any provision of Intelligroup's governing documents to the extent applicable,
(b) violate, conflict with, or result in a breach of or constitute a default (with or without notice of passage of time) under, or result in the termination of, or accelerate the performance required by, or result in a right to terminate, accelerate, modify or cancel under, or require a notice under, or result in the creation of any Encumbrance upon any of its assets under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which Intelligroup is a party or by which Intelligroup is bound or to which any of its assets are subject, (c) violate any Regulation or Court Order applicable to Intelligroup or (d) impose any Encumbrance on any assets of Intelligroup. Except as set forth on Schedule 4.4, no notices to, declaration, filing or registration with, approvals or Consents of, or assignments by, any Persons (including any federal, state or local governmental or administrative authorities) are necessary to be made or obtained by Intelligroup in connection with the execution, delivery or performance of this Agreement or any Ancillary Agreement or the consummation of the transactions contemplated hereby or thereby.

     4.5. REPORTS AND FINANCIAL STATEMENTS. Intelligroup has in a timely filed manner all reports required to be filed with the SEC pursuant to the Exchange Act or the Securities Act (collectively, the "SEC Reports"), and has previously made available to the Azimuth Shareholders true and complete copies of all such SEC Reports. Such SEC Reports, as of their respective dates, complied in all materials respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and none of such SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Intelligroup, including the notes thereto, included in the SEC Reports have been prepared in accordance with U.S. GAAP consistently applied and fairly present the consolidated financial condition of Intelligroup as at the dates thereof and consolidated results of operations and cash flows for the periods then ended.

     4.6. ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth on Schedule 4.6, since the Statement of Financial Position Date, there has not been any fact, event, circumstance or change affecting or relating to Intelligroup and its subsidiaries which has had or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Intelligroup (an "Intelligroup Material Adverse Effect"), including any litigation (whether criminal or civil), arbitration or reference of any dispute or disagreement with an expert or any alternative dispute resolution process (apart from routine debt collection) and there are no facts or circumstances known to the management of Intelligroup likely to give rise to such litigation, arbitration, referenced or any alternative dispute resolution process; provided, however, that an Intelligroup Material Adverse Effect shall not include any adverse effect following the date of this Agreement which is solely attributable to (i) the announcement or pendency of the transactions contemplated by this Agreement or (ii) changes in national economic conditions, stock market or industry conditions generally.

     4.7. S-3 ELIGIBILITY. Intelligroup satisfies the registrant requirements set forth in the general instructions for use of a Registration Statement on Form S-3 under the Securities Act.

     4.8. CERTAIN SECURITIES LAW REPRESENTATIONS. Intelligroup has been given the opportunity to obtain any information or documents relating to, and to ask questions and receive answers about, each of the Azimuth Companies and the business and prospects of each of the Azimuth Companies which it deems necessary to evaluate the merits and risks related to its investment in the Azimuth Shares and to verify the information received, and Intelligroup's knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of its receipt of such shares.

                                   ARTICLE 5.

              CONDITIONS TO BOTH AZIMUTH SHAREHOLDERS' OBLIGATIONS

     The obligations of the Azimuth Shareholders to effect the Acquisition and complete the related transactions contemplated by this Agreement are subject, in the discretion of the Azimuth Shareholders, to the satisfaction, on or prior to the Closing Date, of each of the following conditions or the waiver of such conditions by both of the Azimuth Shareholders:

     5.1. REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties of Intelligroup contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date, and Intelligroup shall have performed in all material respects all agreements and covenants required hereby to be performed by it prior to or at the Closing Date. There shall be delivered to the Azimuth Shareholders a certificate signed by a senior officer of Intelligroup to the foregoing effect ("Intelligroup Closing Certificate").

     5.2. CONSENTS. All Consents, approvals and waivers from governmental authorities, including without limitation, the requisite approval of the New Zealand Overseas Investment Commission and other parties necessary to permit Intelligroup to consummate the Acquisition as contemplated hereby and by the Ancillary Agreements shall have been obtained. The Azimuth Shareholders shall be satisfied that all approvals required under any Regulations to permit Intelligroup to carry out the transactions contemplated by this Agreement and the Ancillary Agreements shall have been obtained.

     5.3. NO COURT ORDERS. No Action by any court, governmental authority or other Person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and by the Ancillary Agreements. There shall not be any Regulation or Court Order that makes the acquisition of the Azimuth Shares contemplated hereby illegal or otherwise prohibited.

     5.4. CLOSING DOCUMENTS. Intelligroup shall have delivered to both Azimuth Shareholders the documents and other items described in Section 8.2 and such other documents and items as the Azimuth Shareholders may reasonably require.

                                   ARTICLE 6.

                    CONDITIONS TO INTELLIGROUP'S OBLIGATIONS

     The obligations of Intelligroup to effect the Acquisition and complete the related transactions contemplated by this Agreement are subject, in the discretion of Intelligroup, to the reasonable satisfaction, on or prior to the Closing Date, of each of the following conditions, or the waiver of such conditions by Intelligroup:

     6.1. REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties of the Azimuth Shareholders contained in this Agreement shall be true and correct at and as of the Closing Date and the Azimuth Shareholders shall have performed in all material respects all agreements and covenants required hereby to be performed prior to or at the Closing Date. There shall be delivered to Intelligroup a certificate signed by each of the Azimuth Shareholders to the foregoing effect (each, a "Shareholder's Closing Certificate").

     6.2. CONSENTS. All Consents, approvals and waivers from governmental authorities including without limitation, the New Zealand Overseas Investment Commission and other parties necessary to permit the Azimuth Shareholders to consummate the Acquisition as contemplated hereby and by the Ancillary Agreements and for the operation of the Business after the Closing (including all required third party consents under the Contracts) shall have been obtained. Intelligroup shall be satisfied that all approvals required under any Regulations to permit the Azimuth Shareholders to carry out the transactions contemplated by this Agreement and the Ancillary Agreements shall have been obtained.

     6.3. NO ACTIONS OR COURT ORDERS. No Action by any court, governmental authority or other Person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and by the Ancillary Agreements and which could reasonably be expected to damage Intelligroup, the Assets or the Business materially if the transactions contemplated hereby or thereby are consummated, including any material adverse effect on the right or ability of Intelligroup to own, operate or transfer the Azimuth Companies after the Closing. There shall not be any Regulation or Court Order that makes the acquisition of the Azimuth Shares contemplated hereby illegal or otherwise prohibited or that otherwise may have a Material Adverse Effect on any of the Azimuth Companies.

     6.4. CLOSING DOCUMENTS. The Azimuth Shareholders shall have delivered to Intelligroup copies of the documents and other items described in Section 8.1 and such other documents and items as Intelligroup may reasonably require (with the originals of such documents to be delivered at Closing).

     6.5. EXEMPTION UNDER FEDERAL AND STATE SECURITIES LAWS. The issuance of shares of Intelligroup Stock in the Acquisition shall not violate any U.S. federal or state securities laws.

     6.6. STATEMENT OF FINANCIAL POSITIONS. Except as set forth on Schedule 6.6, there shall be no indebtedness of any of the Azimuth Companies from the Statement of Financial Position Date to immediately prior to the Closing other than payables and accrued expenses incurred by the Azimuth Companies in the ordinary course of business consistent with past practice. In addition, the aggregate amount of cash, cash equivalents and accounts receivable in the Statement of Financial Position of each of the Azimuth Companies as of the Closing Date shall exceed its accounts payable.

     6.7.  POOLING ACCOUNTING TREATMENT.

           (a) Set forth on Schedule 6.7 is a list of all Persons who are, in each of the

Azimuth Shareholders' reasonable judgment, "affiliates" of each of the Azimuth Companies as defined in Rule 144 under the Securities Act or for the purposes of qualifying the Acquisition as a pooling of interests under Opinion 16 of the Accounting Principles Board and applicable SEC rules and regulations. Both of the Azimuth Shareholders shall cause each such Person to deliver to Intelligroup on or prior to the Closing Date a written agreement substantially in the form attached hereto as Exhibit C (an "Affiliate Letter").
                   ---------

           (b) Both of the Azimuth Shareholders and Intelligroup shall use diligent efforts in good faith to cause the transactions contemplated by this Agreement to be accounted for as a pooling of interests under Opinion 16 of the Accounting Principles Board and applicable SEC rules and regulations, and to have such accounting treatment accepted by independent public accountants of each of the Azimuth Companies, by Intelligroup's public accountants, and by the SEC, respectively. Neither of the Azimuth Shareholders has taken or will take any action that would cause such accounting treatment not to be obtained.

     6.8. SHAREHOLDER CONSENT. The Azimuth Shareholders shall have executed the Azimuth Shareholder's Consent and shall have taken all further actions related to the due authorization of the Acquisition as may be required under applicable law.

     6.9.  DELIVERY OF  CERTIFICATES.    The  Azimuth  Shareholders  shall  have
delivered to Intelligroup duly executed share transfer forms in favor of Intelligroup, together with the Certificate or Certificates (if any) representing the Azimuth Shares held by the Azimuth Shareholders.

     6.10. BOARD OF DIRECTORS APPROVAL. The Acquisition shall have been approved by appropriate action of the Board of Directors of Intelligroup.

     6.11 MATERIAL ADVERSE CHANGE. There shall not have been any Material Adverse Change of or relating to the Azimuth Companies, taken individually or in the aggregate.

                                   ARTICLE 7.

                            COVENANTS OF THE PARTIES

     7.1.  BOTH   AZIMUTH   SHAREHOLDERS'  COVENANTS:    In   consideration   of
Intelligroup entering into this Agreement, both of the Azimuth Shareholders hereby covenant to Intelligroup as follows:

           (a) Both of the Azimuth Shareholders will take all necessary actions, corporate or otherwise, required to fulfill his obligations under this Agreement and the transactions contemplated hereunder.

     7.2. INTELLIGROUP'S COVENANTS: In consideration of both of the Azimuth Shareholders entering into this Agreement, Intelligroup hereby covenants to the Azimuth Shareholders as follows:

           (a) Intelligroup agrees to use its best efforts to register all of the shares of restricted Intelligroup Stock being distributed to the Azimuth Shareholders pursuant to Section 2.2 by filing a registration statement on Form S-3 ("Form S-3") or any comparable successor form with respect to such shares of Intelligroup Stock on or prior to February 28 1999 and using its best efforts to have such registration statement become effective as soon as practicable thereafter.

           (b)   Intelligroup   shall  comply  with  all  applicable   reporting
requirements of Section 13 of the Exchange Act for three (3) years following the date of this Agreement.

           (c) Intelligroup will take all necessary actions, corporate or otherwise, required
to  fulfill  its   obligations   under  this  Agreement  and  the   transactions
contemplated hereunder.

                                   ARTICLE 8.

                                    CLOSING

     On the Closing Date at the place of Closing:

     8.1. DELIVERIES BY THE AZIMUTH SHAREHOLDERS TO INTELLIGROUP. Both of the Azimuth Shareholders shall deliver (or cause to be delivered) to Intelligroup:

           (a) the Ancillary Agreements, duly executed by each party thereto other than Intelligroup;

           (b)   any   Consents   required   to   be  obtained  by  the  Azimuth
Shareholders;

           (c)   the Azimuth Shareholder's Closing Certificates;

           (d) an opinion of Buddle Findlay, legal counsel to the Azimuth Companies and the Azimuth Shareholders, dated as of the Closing Date, in a form reasonably satisfactory to Intelligroup;

           (e) a fully executed Affiliate Letter from the Persons identified on Schedule 6.7 hereof;

           (f) a letter (the "Pooling Letter"), dated the Closing Date, from the independent certified public accountants of the Azimuth Companies and Intelligroup, which shall be satisfactory to Intelligroup in its sole discretion, stating without qualification that the accounting for the business combination contemplated in this Agreement and the Ancillary Agreements qualifies as "pooling of interests" under Opinion 16 of the Accounting Principles Board and applicable rules and regulations of the SEC;

           (g) the Azimuth Shareholder Consent duly executed by the Azimuth Shareholders;

           (h) duly executed stock transfer forms in respect of the Azimuth Shares in favour of Intelligroup or its nominee;

           (i)   the share certificates (if any) relating to the Azimuth Shares;

           (j) the statutory books of each of the Azimuth Companies written up to date;

           (k) the books of share certificates and the common seals, if any, of each of the Azimuth Companies;

           (l) all available copies or prints of the constitutions and/or memoranda and articles of association of Azimuth Shares held by the Azimuth Companies or the Azimuth Shareholders;

           (m) all books of account, checkbooks, paying-in books and unused cheques of each of the Azimuth Companies;

           (n) the written resignations of the auditors of each of the Azimuth Companies containing an acknowledgment that they have no claims for compensation for loss of office, professional fees or otherwise and a statement pursuant to New Zealand FR Act that there are no circumstances connected with such resignations which the auditors consider should be brought to the attention of the members or creditors of each of the Azimuth Companies.

           (o) the resignation of such directors of the Azimuth Companies notified by Intelligroup to Azimuth prior to Closing together with an acknowledgment that they have no claim against any of the Azimuth Companies whatsoever;

           (p)   a copy of a  resolution of  directors  of  each of the  Azimuth
Companies:

                 (i) approving and consenting to the transfer of the relevant shares to Intelligroup or its nominee;

                 (ii) revoking all mandates to bankers and authorities in favour of persons notified to operate bank accounts of Azimuth Companies;

                 (iii) revoking all powers of attorney given by the Azimuth Companies;

                 (iv) appointing such persons as directors of the Azimuth Companies as notified by Intelligroup to Azimuth prior to Closing.

           (q) the consent of all charge holders and other lenders which may be required to the transfer of the Azimuth Shares;

           (r) such other documents and certificates duly executed as may reasonably be requested by Intelligroup prior to the Closing Date.

     8.2. DELIVERIES BY INTELLIGROUP. Intelligroup shall deliver to the Azimuth Shareholders, or any other appropriate Persons:

           (a) the Ancillary Agreements to which Intelligroup is a party, duly executed by them;

           (b)   any Consents required to be obtained by Intelligroup;

           (c)   the Intelligroup Closing Certificate;

           (d) an opinion of Buchanan Ingersoll Professional Corporation, U.S. counsel to Intelligroup, dated as of the Closing Date, in a form reasonably satisfactory to the Azimuth Shareholders;

           (e)   an  opinion  of  Kensington   Swan,  New  Zealand   counsel  to
Intelligroup, dated as of the Closing Date, in a form reasonably satisfactory to the Azimuth Shareholders;

           (f)   certificates  representing  the  Acquisition  Shares  (less the
Escrow   Shares)  to  be  issued  to  the  Azimuth   Shareholders   surrendering
Certificates on the Closing Date as referred to in Annex II;

           (g) certificates representing the Escrow Shares to be delivered to the Escrow Agent as referred to in Annex II; and

           (h) such other documents and certificates duly executed as may reasonably be requested by any of the Azimuth Companies or the Azimuth Shareholders prior to the Closing Date.

                                   ARTICLE 9.

            INDEMNIFICATION OF AZIMUTH SHAREHOLDERS AND INTELLIGROUP

     9.1. SURVIVAL OF REPRESENTATIONS, ETC. All statements contained in this Agreement, any schedule or in any certificate or instrument of conveyance delivered by or on behalf of the parties pursuant to this Agreement or in connection with the transactions contemplated hereby, shall be deemed to be representations and warranties by such party hereunder. The representations and warranties contained herein shall survive the Closing Date (and claims based upon or arising out of such representations and warranties, as well as any claims based upon or arising out of any covenants and agreements herein or made hereunder must be made by the audit completion date or the first anniversary date referred to following, as the case may be), until the completion of Intelligroup's audit for the fiscal year 1998 for any claim relating to audit items, and the first anniversary of the Closing Date for any non-audit related items.; The termination of the representations and warranties provided herein shall not affect the rights of a party in respect of any claim made by such party in a writing received by the other party prior to the expiration of the applicable survival period provided herein. The parties shall in good faith use their best endeavours to settle all claims relating to audit and non-audit items by the first anniversary of the Closing Date.

     9.2.  INDEMNIFICATION.

           General.

           (a) Subsequent to the Closing the Azimuth Shareholders shall, jointly and severally, indemnify Intelligroup, its Affiliates, and each of their respective, directors, employees, shareholders and agents ("Intelligroup Indemnified Parties") against, and hold each of the Intelligroup Indemnified Parties harmless from any damage, claim, loss, cost, liability or expense, including without limitation, interest, penalties, reasonable attorneys' fees and expenses of investigation, diminution of value, response action, removal action or remedial action (collectively "Damages") incurred by any such Intelligroup Indemnified Party, that are incident to, arise out of, in connection with, or related to, whether directly or indirectly, the breach of any warranty, representation, covenant or agreement of any of the Azimuth Shareholders contained in this Agreement or any schedule hereto or in any certificate or instrument of conveyance delivered by or on behalf of any of the Azimuth Companies or any such holder pursuant to this Agreement or in connection with the transactions contemplated hereby; provided, however, that the indemnity provisions set forth in this Section 9.2(a) shall not become effective unless each claim for Damages exceeds US$10,000, provided further however that this section shall not prevent Intelligroup claiming for the whole amount of such Damages once the US$10,000 threshold is met.

           (b) Subsequent to the Closing, Intelligroup shall indemnify both of the Azimuth Shareholders and their respective heirs and assigns ("Shareholder Indemnified Parties"), against, and hold each of the Shareholder Indemnified
Parties harmless from, any Damages incurred by such Shareholder Indemnified Party, that are incident to, arise out of, in connection with, or related to, whether directly or indirectly, the breach of any warranty, representation, covenant or agreement of Intelligroup contained in this Agreement, any schedule or in any certificate or instrument of conveyance delivered by or on behalf of Intelligroup pursuant to this Agreement or in connection with the transactions contemplated hereby at such time; provided, however, that the indemnity provisions set forth in this Section 9.2(b) shall not become effective unless each claim for Damages exceeds US$10,000, provided further however that this section shall not prevent Azimuth claiming for the whole amount of such Damages once the US$10,000 threshold is met.

     The term "Damages" as used in this Section 9.2 is not limited to matters asserted by third parties against the Shareholder Indemnified Parties or Intelligroup Indemnified Parties, but includes

Damages incurred or sustained by such persons in the absence of third party claims. Notwithstanding the foregoing, none of the parties hereto shall be liable for any special, indirect, incidental or consequential Damages.

     It is understood and agreed that each of the Azimuth Shareholders shall not be liable for Damages on all matters taken in the aggregate asserted under
Article 3, this Section 9.2 and the Tax Deed in excess of the value (at Closing) of one-half of the shares of Intelligroup Stock delivered to the Azimuth Shareholders hereunder. In the event that the Azimuth Shareholders opt to satisfy any Claim (as defined below) with shares of Intelligroup Stock, such shares shall be valued at the Average Share Price at the Closing Date.

     It is further understood that Intelligroup shall not be liable for Damages on all matters taken in the aggregate asserted under this Section 9.2 in excess of the value (at Closing) of one-half of the shares of Intelligroup Stock delivered to the Azimuth Shareholders hereunder.

     9.3. NO RIGHT OF CONTRIBUTION. After the Closing, the Azimuth Shareholders shall not have any right of contribution against Intelligroup or the Azimuth Companies for any breach of any representation, warranty, covenant or agreement of the Azimuth Companies and Intelligroup shall not have any right of contribution against the Azimuth Companies for any breach of any representation, warranty, covenant or agreement of the Azimuth Companies. The remedies described in this Article 9 shall be in addition to, and not in lieu of, any other remedies at law or in equity that the parties may elect to pursue.

     9.4.  PROCEDURE FOR CLAIMS.

     (a)   If a claim for Damages (a "Claim")  is to be made under  Article 3 or
Article 9 by a person entitled to hereunder, the person making such claim (the "Indemnified Party") shall give written notice (a "Claim Notice") to the person subject of the claim (the "Indemnifying Party") as soon as practicable after the Indemnified Party becomes aware of any fact, condition or event which may give rise to Damages for which the claim may be sought under Article 3 or Section 9.2.

     (b) The failure of any Indemnified Party to give timely notice hereunder shall not affect rights to indemnification hereunder, except and only to the extent that, the Indemnifying Party demonstrates actual material damage caused by such failure.

     (c) In the case of a Claim involving the assertion of a claim by a third party (whether pursuant to a lawsuit or other legal action or otherwise, a "Third-Party Claim"), if the Indemnifying Party shall acknowledge in writing to the Indemnified Party that the Indemnifying Party shall be obligated to indemnify the Indemnified Party under the terms of its indemnity hereunder in connection with such Third-Party Claim or the Indemnifying Party wishes to pursue the claim itself in any event, then (A) the Indemnifying Party shall be entitled and, if it so elects, shall be obligated at its own cost, risk and expense, (1) to take control of the defense and investigation of such Third-Party Claim and (2) to pursue the defense thereof in good faith by appropriate actions or proceedings promptly taken or instituted and diligently pursued, including, without limitation, to employ and engage attorneys of its own choice reasonably acceptable to the Indemnified Party to handle and defend the same, and (B) the Indemnifying Party shall be entitled (but not obligated), if it so elects, to compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the Indemnified Party, such consent not to be unreasonably withheld.

     (d) In the event the Indemnifying Party elects to assume control of the defense and investigation of such lawsuit or other legal action in accordance with this Section 9.4, the Indemnified Party may, at its own cost and expense, participate in the investigation, trial and defense of such Third-Party Claim and shall make available to the Indemnifying Party at the Indemnifying Party's cost and expense, all such information, books, records, and employees of the Azimuth Companies as are reasonably required for the purpose of the defence; provided that, if the named persons to a lawsuit or other legal action include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall be entitled, at the Indemnifying Party's cost, risk and expense, to separate counsel of its own choosing.

     (e) If the Indemnifying Party fails to assume the defense of such Third-Party Claim in accordance with this Section 9.4 within 10 calendar days after receipt of the Claim Notice, the Indemnified Party against which such Third-Party Claim has been asserted shall (upon delivering notice to such effect to the Indemnifying Party) have the right to undertake the defense, compromise and settlement of such Third-Party Claim.

     (f) In the event the Indemnifying Party assumes the defense of the claim, the Indemnifying Party shall keep the Indemnified Party reasonably informed of the progress of any such defense, compromise or settlement, and in the event the Indemnified Party assumes the defense of the claim, the Indemnified Party shall keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement and shall use its best endeavours in undertaking such defence, compromise, or settlement not to prejudice the Indemnifying Party in the event that it transpires that the Indemnifying Party is required to indemnify the Indemnified Party in connection with such Third Party Claim.

     (g) The Indemnifying Party shall be liable for any settlement of any Third-Party Claim effected pursuant to and in accordance with this Section 9.4 and for any final judgment (subject to any right of appeal), and the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Party from and against any and all Damages by reason of such settlement or judgment.

     (h) If the Claim is in relation to receivables, and Intelligroup has been indemnified by the Azimuth Shareholders in respect thereof, Intelligroup will if requested assign such receivables to the Azimuth Shareholders.

     9.5   INSURANCE  CLAIM.   Intelligroup  shall  wherever  possible  make  an
insurance claim in relation to the Damages, provided however that any increase in premiums or excess arising from such claim shall in itself be Damages.

                                   ARTICLE 10.

                                 MISCELLANEOUS


     10.1. ASSIGNMENT. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by the Azimuth Shareholders without the prior written consent of Intelligroup, or by Intelligroup without the prior written consent of the Azimuth Shareholders, such consent not to be unreasonably withheld.

     10.2. NOTICES. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered in person or by courier, telegraphed, telexed, sent by facsimile transmission, sent via overnight delivery service or mailed by registered or certified mail (such notice to be effective upon receipt), as follows:

     If to the Azimuth Shareholders, to the addresses as set forth on Annex 1 hereto.

     With a copy to:

           Buddle Findlay

            Telstra Centre
            191-201 Queen Street
            PO Box 1433: DX  CP24024
            Auckland, New Zealand
            Fax:     64-9-358-7069
            Attention:  Sarah Roberts

      If to Intelligroup:

            Intelligroup, Inc.
            499 Thornall Street
            Edison, New Jersey 08837
            Fax:     (732) 362-2108
            Attention:  Gerard E Dorsey, Chief Financial Officer

      With a copy to:

            Buchanan Ingersoll Professional Corporation
            500 College Road East
            Princeton, New Jersey 08540
            Fax:     (609) 520-0360
            Attention:  David J. Sorin, Esq.

            and

            Kensington Swan
            89 The Terrace
            PO Box 10246: DX SP26517
            Wellington, New Zealand
            Fax:     64-4-472-2291
            Attention:  David Quigg, Esq.

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

     10.3. CHOICE OF LAW. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the New Zealand except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern and in respect of such matters the parties hereby submit to the authority of the courts of such jurisdiction. With respect to matters concerning United States Securities Laws, it is understood by the parties that any such matters shall be subject to the Federal laws, rules and regulations of the United States of America.

     10.4. DESCRIPTIVE HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.5. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement, together with all exhibits and schedules hereto, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     10.6.  COUNTERPARTS.   This  Agreement  may  be  executed  in  one or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.7. INVALIDITY. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

     10.8. EXPENSES. Subject to section 3.25 each party will be liable for its own expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement.

     10.9. PUBLICITY. Except as required by law or on advice of counsel, neither party shall issue any press release or make any public statement regarding the transactions contemplated hereby without the prior approval of the other parties, and the parties hereto shall issue a mutually acceptable press release as soon as practicable after the date hereof and after the Closing Date. Notwithstanding the foregoing, Intelligroup shall be permitted to make any public statement without obtaining the consent of any other party hereto if (i) the disclosure is required by law and (ii) Intelligroup has first used its reasonable efforts to consult with (but not to obtain the consent of) the other parties about the form and substance of such disclosure.

     10.10. NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including, without limitation, by way of subrogation, except as specifically set forth in Article 9 hereof.

      10.11 GOOD FAITH. The parties shall conduct themselves diligently and act in good faith towards one another in order to achieve the objectives and the purposes of this Agreement and in doing so shall provide to each other all relevant information in relation to each other, and the Azimuth Companies.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed on its behalf by its officer thereunto duly authorized, as of the day and year first above written.

INTELLIGROUP, INC.,
a New Jersey corporation


By:  /s/ Gerard E. Dorsey
   --------------------------------
    Name:


      SVP Finance & CFO
   --------------------------------
    Title


SHAREHOLDERS OF EACH OF:

AZIMUTH CONSULTING LIMITED

AZIMUTH HOLDINGS LIMITED

BRAITHWAITE RICHMOND LIMITED


AZIMUTH CORPORATION LIMITED


     /s/ David Stott
   --------------------------------
David Stott


     /s/ Alexander Wilson
   --------------------------------
Alexander Wilson


WITH RESPECT TO ARTICLE 3 HEREOF:

AZIMUTH CONSULTING LIMITED                AZIMUTH HOLDINGS LIMITED


By:  /s/ David Stott                      By:  /s/ Alexander Wilson
   --------------------------------          --------------------------------
   Name:                                     Name:

     Director                                  Director
   --------------------------------          --------------------------------
   Title                                     Title


BRAITHWAITE RICHMOND LIMITED              AZIMUTH CORPORATION LIMITED


By:  /s/ David Stott                      By:  /s/ Alexander Wilson
   --------------------------------          --------------------------------
   Name:                                     Name:

     Director                                  Director
   Title                                     Title